                                                                   EXHIBIT 10(b)


                       AMENDMENT NO.2 TO CREDIT AGREEMENT


         AMENDMENT dated as of May 8, 1998 (this "Amendment") among THE LINCOLN ELECTRIC COMPANY (the "Company"), the BANKS listed on the signature pages hereof (the "Banks") and KEYBANK NATIONAL ASSOCIATION, as Agent (the "Agent").

                                   WITNESSETH:

         WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of December 20, 1995 (as heretofore amended, the "Credit Agreement"); and

         WHEREAS, the Company intends to enter into a Merger Agreement (the "Merger Agreement") with Lincoln Electric Merger Co., an Ohio corporation ("Merger Co.") and Lincoln Electric Holdings, Inc., an Ohio corporation ("Holdings"); and

         WHEREAS, pursuant to such Merger Agreement, Merger Co. will merge with and into the Company, with the Company as the survivor to such merger (the "Merger");

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below to permit the consummation of the Merger;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         SECTION 2. Additional Definitions. New definitions of "Holdings", "Merger", "Merger Agreement", "Merger Co." and "Merger Date" are added in alphabetical order in Section 1.01 of the Credit Agreement, to read in their entirety as follows:

         "Holdings" means Lincoln Electric Holdings, Inc., an Ohio corporation, and its successors.

         "Merger" means the merger of Merger Co. with and into the Company on the terms set forth in the Merger Agreement.

         "Merger Agreement" means a Merger Agreement to be entered into among the Company, Holdings and Merger Co. substantially in the form provided by the Company to the Banks prior to the effectiveness of Amendment No.2 to this Agreement dated as of May 8, 1998 among the Company and the Banks, as such Merger Agreement may be amended or waived from time to time with the prior written consent of the Required Banks.

         "Merger Co." means Lincoln Electric Merger Co., an Ohio corporation.

         "Merger Date" means the date of consummation of the Merger on the terms set forth in the Merger Agreement.

         SECTION 3. Amendment to the Change of Control Event of Default. Section 6.01(k) of the Credit Agreement is amended to read in its entirety as follows:

         "(k) (A) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired
(i) prior to the Merger Date, beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 30% or more of the outstanding capital stock of the Company having voting power in the general election of directors or (ii) on or after the Merger Date, beneficial ownership of 30% (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) or more of the outstanding capital stock of Holdings having voting power in the general election of directors, but excluding (x) in the case of clauses (i) and (ii), any Person or group of Persons who are officers, directors or employees of the Company or any Subsidiary as of the date hereof or are related by blood or marriage to the descendants of James F. or John C. Lincoln, and any trusts or similar arrangements for any of the foregoing and any foundations established by any of the foregoing and (y) in the case of clause (ii), pursuant to the Merger or (B) at any time after the Merger Date, Holdings shall cease to own 100% of the capital stock of the Company;"

         SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       THE LINCOLN ELECTRIC COMPANY

                                       By /s/ H. Jay Elliott
                                          --------------------------------
                                          Name:
                                          Title:


                                       KEYBANK NATIONAL ASSOCIATION


                                       By /s/
                                          ---------------------------------
                                          Title: Vice President


                                       MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                       By
                                          ---------------------------------
                                          Title:


                                       NBD BANK


                                       By
                                          ---------------------------------
                                          Title:


                                       NATIONAL CITY BANK


                                       By
                                          ---------------------------------
                                          Title:

                                       ABN AMRO BANK N.V.


                                       By /s/ Roy D. Hasbrook
                                          ---------------------------------
                                          Title: Roy D. Hasbrook
                                                 Group Vice President and
                                                 Director


                                       By /s/ Louis K. McLinden, Jr.
                                          ---------------------------------
                                          Title: Louis K. McLinden, Jr.
                                                 Vice President


                                       BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS
                                          ASSOCIATION, successor by merger to
                                          BANK OF AMERICA ILLINOIS


                                       By
                                          ---------------------------------
                                          Title:


                                       CIBC INC.


                                       By
                                          ---------------------------------
                                          Title:

                                       CREDIT LYONNAIS CAYMAN
                                          ISLAND BRANCH


                                       By
                                          ---------------------------------
                                          Title:


                                       CREDIT LYONNAIS CHICAGO
                                          BRANCH


                                       BY /s/ Lee E. Greve
                                          ---------------------------------
                                          Title: LEE E. GREVE
                                                 FIRST VICE PRESIDENT


                                       PNC BANK, NATIONAL ASSOCIATION

                                       By
                                          --------------------------------
                                          Title:

                                                                [EXECUTION COPY]


                      AMENDMENT NO. 3 TO CREDIT AGREEMENT


         AMENDMENT dated as of October 23, 1998 (this "Amendment") among THE LINCOLN ELECTRIC COMPANY (the "Company"), the BANKS listed on the signature pages hereof (the "Banks") and KEYBANK NATIONAL ASSOCIATION, as Agent (the "Agent").

                                  WITNESSETH:

         WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of December 20, 1995 (as amended from time to time, the "Credit Agreement"); and

         WHEREAS, Lincoln Electric Holdings, Inc. ("Holdings") and the Company intend to consummate a reorganization of the corporate structure of the Company and its Subsidiaries (the "Reorganization") substantially on the terms described in the Proxy Statement/Prospectus of the Company dated April 20, 1998, as in effect on such date, and in the supplemental materials provided by the Company to the Banks prior to the Amendment Effective Date (as defined in Section 8 hereof) related thereto (collectively, the "Reorganization Documents"); and

         WHEREAS, pursuant to the Reorganization, the Company may transfer to Holdings and/or to certain subsidiaries of Holdings (other than Subsidiaries) all of the capital stock of the Subsidiaries listed on Schedule I hereto (the "Disposed Subsidiaries") and all of the assets held by the Disposed Subsidiaries, whether by asset transfer, merger, consolidation or otherwise, substantially on the terms set forth in the Reorganization Documents; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below to permit such transfers;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; Reference. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Credit Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment Effective Date refer to the Credit Agreement as amended hereby.

         SECTION 2. Additional Definitions. New definitions of "Disposed Subsidiaries", "Reorganization" and "Reorganization Documents" are added in alphabetical order in Section 1.Ol of the Credit Agreement, to read in their entirety as follows:

         "Disposed Subsidiaries" means the Subsidiaries listed on Schedule I to this Agreement.

         "Reorganization" means the reorganization of the corporate structure of the Company and its Subsidiaries substantially on the terms set forth in the Reorganization Documents.

         "Reorganization Documents" means the Proxy Statement/Prospectus of the Company dated April 20, 1998, as in effect on such date, and the supplemental materials provided by the Company to the Banks prior to the date of effectiveness of Amendment NOT 3 to this Agreement dated as of October 23, 1998 among the Company, the Banks and the Agent.

         SECTION 3. Amendment to the Conduct of Business and Maintenance of Existence Covenant. The proviso set forth in Section 5.04 of the Credit Agreement is hereby amended to read in its entirety as follows: ";provided that nothing in this Section 5.04 shall prohibit (i) the merger or consolidation of any Disposed Subsidiary with or into Holdings or any of its subsidiaries (other than the Company and its Subsidiaries) in order to consummate the Reorganization, (ii) the merger of a Subsidiary into the Company or the merger or consolidation of a Subsidiary with or into another Person (other than any such merger or consolidation described in clause (i) of this proviso) if the corporation surviving such consolidation or merger is a Subsidiary and if in each case, after giving effect thereto, no Default shall have occurred and be continuing, (iii) the termination of the corporate existence of any Disposed Subsidiary in connection with the Reorganization or (iv) the termination of the corporate existence of any Subsidiary (other than as permitted by clause (iii)), so long as such Subsidiary is not a Significant Subsidiary and so long as the Company in good faith determines that such termination is in the best interest of the Company and is not otherwise materially disadvantageous to the interests of the Banks hereunder."

         Section 4. Amendment to the Merger Covenant. Section 5.10(b) of the Credit Agreement is hereby amended by adding the following proviso at the end of the first sentence thereof: ";provided that any Borrower may transfer any capital stock of any Disposed Subsidiary or any assets held by any Disposed Subsidiary to Holdings or any of its subsidiaries (other than the Company or any of its Subsidiaries) in order to consummate the Reorganization."

         SECTION 5. Addition of a Schedule. A Schedule I is hereby added to the Credit Agreement, to read in its entirety as set forth on Schedule I hereto.

         SECTION 6. Licensing Agreements; No Defaults. (a) Prior to or simultaneously with the transfer of capital stock of a Disposed Subsidiary or the transfer of all or substantially all of the assets of a Disposed Subsidiary to Holdings or any of its subsidiaries (other than Subsidiaries), the Company shall have entered into such licensing agreements and other agreements relating to the use of the assets held by such Disposed Subsidiary as may be necessary or desirable to ensure that the consummation of the Reorganization substantially on the terms set forth in the Reorganization Documents will not have a material adverse effect on the business, financial position, results of operations or prospects of the Company and its Subsidiaries (other than Disposed Subsidiaries), considered as a whole; provided that, in any event, prior to or simultaneously with the transfer of ownership of the name "Lincoln" to Holdings or any of its subsidiaries (other than Subsidiaries), the Company shall have entered into a licensing agreement or other similar agreement granting the Company and its Subsidiaries the use of the name "Lincoln".

         (b) As of the Amendment Effective Date, no Default has occurred and is continuing.

         SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 8. Counterparts; Effectiveness This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Amendment Effective Date") on which each of the following conditions shall be satisfied:

         (i) the Agent shall have received duly executed counterparts hereof signed by the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

         (ii) the Banks shall have received the pro forma consolidated statement of financial condition of the Company and its Consolidated Subsidiaries at December 31, 1997 and the pro forma consolidated statement of income of the Company and its Consolidated Subsidiaries for the fiscal year then ended, in each case adjusted to give effect to the Reorganization as if the Reorganization had been consummated substantially on the terms set forth in the Reorganization Documents on December 31, 1997, in the case of such pro forma statement of financial condition and on January 1, 1997, in the case of such pro forma consolidated statement of income;

         (iii) the fact that (x) on the basis of the pro forma consolidated statement of financial condition described in clause (ii) above, the Company is in compliance with the financial covenant set forth in Section 5.08 of the Credit Agreement at June 30, 1998, after giving effect to any Debt outstanding on the Amendment Effective Date and not reflected in such statement of financial condition and(y) on the basis of the pro forma consolidated statement of income described in clause (ii) above, the Company is in compliance with the financial covenant set forth in

Section 5.07 of the Credit Agreement for the period of four consecutive fiscal quarters ended June 30, 1998;

         (iv) receipt by the Agent of evidence reasonably satisfactory to it that the Company and the Prudential Insurance Company of America shall have entered into an amendment to the Note Agreement dated as of November 1, 1991 with respect to the $75,000,000 8.73% Senior Notes Due 2003 of the Company in form and substance reasonably satisfactory to the Agent;

         (v) receipt by the Agent of a duly executed Election to Terminate with respect to each Disposed Subsidiary that is a Borrower immediately prior to the effectiveness of this Amendment (each, a "Disposed Borrower"); and

         (vi) the fact that all Loans of each Disposed Borrower outstanding immediately prior to the effectiveness of this Amendment shall have been repaid in full, together with all accrued and unpaid interest thereon and all amounts payable to any Bank with respect thereto pursuant to Section 2.12 of the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed.

                              THE LINCOLN ELECTRIC COMPANY

                              By /s/ A. A. Massaro
                                 ----------------------------------
                                 Name:  A. A. Massaro
                                 Title:  Chairman and CEO

                              By /s/ H. Jay Elliott
                                 ----------------------------------
                                 Name: H. Jay Elliott
                                       Senior Vice President
                                 Title: Chief Financial Officer and Treasurer


                              KEYBANK NATIONAL ASSOCIATION


                              By
                                 ------------------------------------
                                 Title:

                              MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK


                              By
                                 ------------------------------------
                                 Title:


                              BANK ONE (formerly known as NBD
                                 Bank)


                              By
                                 ------------------------------------
                                 Title:

                                 NATIONAL CITY BANK


                                 By /s/
                                    ---------------------------------
                                    Title:


                                 ABN AMRO BANK N.V.


                                 By
                                    ---------------------------------
                                    Title:


                                 By
                                    ---------------------------------
                                    Title:


                                 BANK OF AMERICA NATIONAL
                                    TRUST AND SAVINGS
                                    ASSOCIATION, successor by merger to
                                    BANK OF AMERICA ILLINOIS


                                 By
                                    ---------------------------------
                                    Title:


                                 CIBC INC.


                                 By
                                    ---------------------------------
                                    Title:

                                    CREDIT LYONNAIS CAYMAN
                                    ISLAND BRANCH


                                    By
                                       ------------------------------
                                       Title:


                                    CREDIT LYONNAIS CHICAGO
                                       BRANCH


                                    By
                                       ------------------------------
                                       Title:


                                    PNC BANK, NATIONAL ASSOCIATION


                                    By /s/
                                       ------------------------------
                                       Title:

                                                                      SCHEDULE I


                             DISPOSED SUBSIDIARIES

Lincoln Electric International Holding Co.

ASIA

Nippon Lincoln Electric K.K.
Lincoln Electric Asia Pacific Pte. Ltd.
PT L.E. Dharma Indonesia
Lincoln Electric Shanghai Holdings Pte. Ltd.
PT L.E. Austenite Indonesia
LE (Shanghai) Welding Co. Ltd.
Lincoln Electric Philippines Inc.


AUSTRALIA

The Lincoln Electric Company (Australia) Pty. Ltd.
The Lincoln Electric Company (New Zealand) Limited
Liquidarc Pty. Limited


EUROPE

Harris Calorific GmbH
Harris Calorific Limited
Harris Calorific SRL
Lincoln Electric Europe, Ltd (to be liquidated)
Lincoln Electric France SA
Lincoln Electric Italia SRL
Lincoln Electric (U.K.) Ltd
Lincoln KD S.A.
Lincoln Electric Norge AS
Lincoln Electric Europe BV
Lincoln Smitweld Belgium SA
Lincoln Smitweld BV
Lincoln Smitweld GmbH
Lincoln Electric Sverige AB
Sacit SRL
Lincoln Electric Company BV (to be liquidated)

Lincoln Electric Company GmbH (to be liquidated)
Askaynek (Turkey)


LATIN AMERICA

Champion Internacional S.A. de C.V.
Hirax Participacoes Ltda (to be liquidated)
Lincoln Electric do Brasil Ltda.
Lincoln do Brasil Industries E Comercio Ltda (to be liquidated)
Lincoln Electric Mexicana, S.A. de C.V.
Gardell Corporation (to be liquidated)


NORTH AMERICA

Harris Calorific Division ("Harris")
Lincoln Electric Company of Canada Limited ("Lincoln Canada")
Seal-Seat Division Assets ("Seal Seat")
Lincoln Venezuela Inc. (to be liquidated)
Lincoln Electric GmbH Inc. (to be liquidated)
Indalco Alloy


OTHERS

         Any Subsidiaries (other than any Subsidiaries listed above (the "Listed Subsidiaries")) existing on the date (the "Amendment Date") of effectiveness of Amendment No.3 to the Credit Agreement dated as of October 23, 1998 among the Company, the Banks and the Agent which, in the aggregate, do not, and would not, constitute a "Significant Subsidiary" and (ii) any Subsidiary created after the Amendment Date to facilitate the consummation of the Reorganization (but only so long as the Company and its Subsidiaries transfer no assets (other than the assets held by any Listed Subsidiary) to any such Subsidiary), including any such Subsidiary to which all the welding technology held by the Company, Harris and Seal Seat, along with the names "Lincoln", "Harris" and "Seal Seat", may be transferred.